UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): December 11, 2003


                          Treasury International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       State of Delaware                                   98-0160284
   ------------------------  ------------------------  --------------------
   (State of Incorporation)  (Commission File Number)  (IRS Employer
                                                       Identification Number)


                       422 Montana Ave, Libby, Montana 59923
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               (Address of principal executive offices) (Zip code)

                                       N/A
             -------------------------------------------------------
             (Former name and address, if changed since last report)






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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 17, 2003, pursuant to consent of the Board of Directors, the Company approved the engagement of Pender Newkirk & Company, CPA as its independent auditors for the fiscal year ending January 31,2004,and in the subsequent interim period to replace Bromberg & Associate Chartered Accountants, who were dismissed as of December 11, 2003. The Board of Directors approved the change in auditors on the same date.

The report of Bromberg & Associate Chartered Accountants on the Company's financial statements for the fiscal year ended January 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified(except that of a going concern) or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's financial statements for the fiscal years ended January 31, 2002 and 2003, and any subsequent interim period preceding the date of change, there were no disagreements with Bromberg & Associate, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Bromberg & Associate, would have caused Bromberg & Associate, to make reference to the matter in its report.

The Company has requested Bromberg & Associate, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 16, 2003, is filed as Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.



ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

         None

    (b) Pro Forma Financial Information

         None

    (c) Exhibits

         16.1 Letter re change in Certifying Accountant.












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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Treasury International, Inc.


Date: December 17, 2003              By: /s/ Kristina Sickels
                                         ----------------------------------
                                             Kristina Sickels
                                             Chief Financial Officer
                                             (Signature)







































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                                INDEX TO EXHIBITS



   Exhibit No.                             Description
   ------------                            -----------

     16.1                        Letter re change in Certifying Accountant